SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                Form 8-K/A

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported): March 20, 2000


                     COVAD COMMUNICATIONS GROUP, INC.
            (Exact Name of Registrant as Specified in Charter)

       Delaware                000-25271               77-0461529
    (State or Other         (Commission File        (I.R.S. Employer
     Jurisdiction               Number)            Identification No.)
   of Incorporation)


         2330 Central Expressway, Santa Clara, California 95050
          (Address of Principal Executive Offices)  (Zip Code)






   Registrant's telephone number, including area code: (408) 844-7500

Item 2.   Acquisition or Disposition of Assets.

     On March 20, 2000, Covad Communications Group, Inc. ("Covad") completed the acquisition of Laser Link.Net, Inc. ("Laser Link") pursuant to the terms of the previously reported Agreement and Plan of Merger, dated as of March 8, 2000 (the "Merger Agreement"), among Covad, a
Delaware Corporation, Lightsaber Acquisition Co., a Delaware corporation and a direct, wholly owned subsidiary of Covad and Laser Link, a Pennsylvania corporation. The outstanding Laser Link shares and stock options were converted into 6.45 million shares of Covad common stock and stock options (after giving effect to the three for two split of Covad common stock in April
2000). In addition, Covad assumed all of Laser Link's outstanding debt. The amount of consideration was determined through arm's length negotiations. A current report on Form 8-K (the "Form 8-K") was filed June 20, 2000 reporting such event. This current report on Form 8-K/A contains unaudited pro forma condensed combined consolidated financial information for Covad omitted from the Form 8-K in accordance with the rules and regulations of the Securities and Exchange Commission.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

     (a)  Financial Statements

          None

     (b)  Pro Forma Financial Information

          Covad Communications Group, Inc. Unaudited Pro Forma Condensed Combined Consolidated Financial Information

     (c)  Exhibits:

          None

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 9, 2000

                                  COVAD COMMUNICATIONS GROUP, INC.


                                  By: /s/ Dhruv Khanna
                                      ---------------------------
                                  Name: Dhruv Khanna
                                  Title: Executive Vice President,
                                         General Counsel
                                         and Secretary







































                                    3


                       COVAD COMMUNICATIONS GROUP, INC.

    UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS


     The Covad Communications Group, Inc. Unaudited Pro Forma Condensed Combined Consolidated Financial Statements give effect to the combination of Covad Communications Group, Inc. and Laser Link.Net, Inc. through the issuance of Covad common shares and stock options for the outstanding Laser Link common shares and stock options. The combination with Laser Link was completed on March 20, 2000.

     The Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the year ended December 31, 1999 and for the three months ended March 31,2000 reflect the combination as if it had taken place on January 1, 1999 and January 1, 2000, respectively. The Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations combine Covad's historical results of operations for the year ended December 31, 1999 and the three months ended March 31, 2000 with Laser Link's historical results of operations for the year ended December 31, 1999 and the period from January 1, 2000 to March 20, 2000 (the closing date of the transaction), respectively. Since Covad's historical balance sheet as of March 31, 2000 includes the financial position of Laser Link, a pro forma balance sheet as of that date is not presented.

     The Covad Communications Group, Inc. Unaudited Pro Forma Condensed Combined Consolidated Financial Statements reflect the combination using the purchase method of accounting and have been prepared on the basis of assumptions described in the notes thereto, including assumptions relating to the allocation of the total purchase cost to the assets and liabilities of Laser Link based upon estimates of their fair value.

     The Covad Communications Group, Inc. Unaudited Pro Forma Condensed Combined Consolidated Financial Statements are not necessarily indicative of what the actual operating results or financial position would have been had the combination actually taken place on January 1, 1999 and January 1, 2000, respectively, and do not purport to indicate Covad's future results of operations.

                       COVAD COMMUNICATIONS GROUP, INC.

  UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
            (Amounts in 000's, except share and per share amounts)


                                                                           Year Ended December 31, 1999
                                                                           ----------------------------
                                                                                                   Pro Forma
                                                                                                   Business      Pro Forma For the
                                                                                                  Combination        Year Ended
                                                    Covad         Laser Link       Combined       Adjustments    December 31, 1999
                                                    -----         ----------       --------       -----------    -----------------
Revenues  . . . . . . . . . . . . . . . . . .     $  66,488        $  6,044       $  72,532        $    --           $   72,532
Operating expenses:
 Network and product costs  . . . . . . . . .        55,347           5,451          60,798           2,605              63,403
 Sales, marketing, general and
   administrative . . . . . . . . . . . . . .       140,372           2,855         143,227             --              143,227
 Amortization of deferred compensation  . . .         4,768             --            4,768             --                4,768
 Depreciation and amortization  . . . . . . .        37,602           1,313          38,915          77,114             116,029
                                                  ---------        --------       ---------        --------          -----------
   Total operating expenses . . . . . . . . .       238,089           9,619         247,708          79,719             327,427
                                                  ---------        --------       ---------        --------          -----------
Loss from operations  . . . . . . . . . . . .      (171,601)         (3,575)       (175,176)        (79,719)           (254,895)
Interest income (expense):
   Interest income  . . . . . . . . . . . . .        20,676              14          20,690             --               20,690
   Interest expense . . . . . . . . . . . . .       (44,472)           (181)        (44,653)            --              (44,653)
                                                  ---------        --------       ---------        --------          -----------
   Net interest income (expense)  . . . . . .       (23,796)           (167)        (23,963)            --              (23,963)
                                                  ---------        --------       ---------        --------          -----------
Net loss  . . . . . . . . . . . . . . . . . .      (195,397)         (3,742)       (199,139)        (79,719)           (278,858)
Preferred dividends . . . . . . . . . . . . .        (1,146)           (490)         (1,636)            --               (1,636)
                                                  ---------        --------       ---------        --------          -----------
Net loss attributable to common
 stockholders . . . . . . . . . . . . . . . .     $(196,543)       $ (4,232)      $(200,775)       $(79,719)          $(280,494)
                                                  =========        ========       =========        ========          ===========
Basic and diluted net loss per share. . . . .     $   (1.83)       $  (0.16)                                         $    (2.49)
                                                  =========        ========                                          ===========
Weighted average shares outstanding used in
 computing basic and diluted net loss
 per share .  . . . . . . . . . . . . . . . .   107,647,812      26,074,860                                         112,651,871
                                                ===========     ==========                                         ============





     See accompanying notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

                       COVAD COMMUNICATIONS GROUP, INC.

             UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                     STATEMENT OF OPERATIONS--(Continued)
            (Amounts in 000's, except share and per share amounts)



                                                                           Three Months ended March 31, 2000
                                                                           ---------------------------------
                                                                                                      Pro Forma     Pro Forma for
                                                                                                       Business       the Three
                                                                       Laser Link                     Combination    Months Ended
                                                          Covad     (1/1/00-3/20/00)   Combined       Adjustments   March 31, 2000
                                                          -----     ----------------   --------      ------------   --------------
Revenues  . . . . . . . . . . . . . . . . . . . . .    $   41,807        $5,440       $  47,247      $      --        $ 47,247
Operating expenses:
 Network and product costs  . . . . . . . . . . . .        31,349         2,823          34,172             651         34,823
 Sales, marketing, general and administrative . . .        85,445         2,745          88,190             --          88,190
 Write-off of in-process technology                         3,726           --            3,726         (3,726)             --
 Amortization of deferred compensation  . . . . . .         1,186           --            1,186             --           1,186
 Depreciation and amortization  . . . . . . . . . .        20,782           353          21,135         15,929          37,064
                                                         --------        ------        --------        -------         --------
   Total operating expenses . . . . . . . . . . . .       142,488         5,921         148,409         12,854         161,263
                                                         --------        ------        --------        -------         --------
Loss from operations  . . . . . . . . . . . . . . .      (100,681)         (481)       (101,162)       (12,854)       (114,016)
Interest income (expense):
 Interest income  . . . . . . . . . . . . . . . . .        13,828           --           13,828             --          13,828
 Interest expense   . . . . . . . . . . . . . . . .       (21,371)         (137)        (21,508)            --         (21,508)
                                                         --------        ------         -------        -------         --------
 Net interest income (expense)  . . . . . . . . . .        (7,543)         (137)         (7,680)            --          (7,680)
                                                         --------        ------         -------        -------         --------
Other income  . . . . . . . . . . . . . . . . . . .           999           --              999             --             999
Net loss  . . . . . . . . . . . . . . . . . . . . .    $ (107,225)       $ (618)      $(107,843)      $(12,854)      $(120,697)
                                                        ==========       ======       =========        =======        =========
Basic and diluted net loss per share  . . . . . . .    $    (0.73)                                                   $    (.79)
Weighted average shares outstanding used in              =========     =========
 computing basic and diluted net loss
 per share. . . . . . . . . . . . . . . . . . . . .   146,967,581   151,971,640
                                                      ===========   ===========

     See accompanying notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

                       COVAD COMMUNICATIONS GROUP, INC.

                       NOTES TO THE UNAUDITED PRO FORMA
             CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

     1.   BASIS OF PRO FORMA PRESENTATION

     On March 20, 2000, Covad Communications Group, Inc. completed its combination with Laser Link.Net, Inc. by issuing approximately 5.0 million common shares for all of the outstanding Laser Link common shares. The Covad Common shares were valued for accounting purposes using the average market price of $61.53 per share which is based on the average closing price for a range of seven trading days around the announcement date (March 9, 2000) of the transaction. The Covad Communications Group, Inc. Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the three months ended March 31, 2000 and for the year ended December 31, 1999, reflect the issuance of these shares as if the transaction had closed on January 1, 2000 and January 1, 1999, respectively. In addition, the outstanding Laser Link stock options were converted into approximately 1.4 million options to purchase Covad common shares at a fair value of $58.61 per share. The value of the options, as well as direct transaction expenses have been included as a part of the total purchase cost.

     The Covad Communications Group, Inc. Unaudited Pro Forma Condensed Combined Consolidated Financial Statements have been prepared on the basis of assumptions relating to the allocation of the total purchase cost to the assets and liabilities of Laser Link based upon estimates of their fair value. Following is a table of the total purchase cost and annual amortization of the intangible assets acquired (in thousands):

Total purchase cost:
 Value of common shares issued  . . . . . . . . . . . . . . . .         $307,869
 Assumption of laser Link.Net Inc. options  . . . . . . . . . .           84,100
                                                                        --------
                                                                         391,969
 Acquisition costs  . . . . . . . . . . . . . . . . . . . . . .           15,485
                                                                        --------
Total purchase costs  . . . . . . . . . . . . . . . . . . . . .         $407,454
                                                                        ========
                                                                                                Life                  Annual
                                                                                                (yrs)              Amortization
Purchase price allocation:                                                                      -----              ------------
 Tangible net assets acquired   . . . . . . . . . . . . . . . .         $  5,132
 Intangible assets acquired:
   Developed and core technology  . . . . . . . . . . . . . . .           13,023                   5                 $ 2,605
   Customer base  . . . . . . . . . . . . . . . . . . . . . . .           28,552                   5                   5,710
   Acquired workforce . . . . . . . . . . . . . . . . . . . . .            1,141                   5                     228
   In-process research and development  . . . . . . . . . . . .            3,726
   Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . .          355,880                   5                  71,176
                                                                        --------                                     -------
Total purchase price allocation . . . . . . . . . . . . . . . .         $407,454                                     $79,719
                                                                        --------                                     -------

     Tangible net assets of Laser Link principally include cash and cash equivalents, short-term investments, accounts receivable and fixed assets. Liabilities assumed principally include a line of credit, accounts payable, accrued compensation and other accrued expenses.

     The customer base was valued using an Income Approach which projects the associated revenue, expenses and cash flows attributable to the customer base over its estimated life (five years). These cash flows are discounted to their present value using a rate of return (20%) that reflects an appropriate level of risk. The value attributed to the customer base is being amortized on a straight line basis over its estimated useful life of five years.

     The value of the assembled workforce was derived by estimating the costs to replace the existing employees, including recruiting, hiring and training costs for each category of employee. The value of the assembled workforce is being amortized on a straight line basis over its estimated useful life of five years.

     A portion of the purchase price has been allocated to developed and core technology and in-process research and development (IPRD). Developed and core technology and IPRD were identified and valued through extensive interviews, analysis of data provided by Laser Link concerning developmental products, their stage of development, the time and resources needed to complete them, if applicable, their expected income generating ability, target markets and associated risks. The relief from royalty method, which assumes that the value of an asset equals the amount a third party would pay to use the asset and capitalize on the related benefits of the assets, was the primary technique utilized in valuing the developed and core technology and IPRD.

     Where developmental projects had reached technological feasibility, they were classified as developed and core technology and the value assigned to developed technology was capitalized. The developed and core technology is being amortized on the straight-line basis over its estimated useful life of five years. Where the developmental projects had not reached technological feasibility and had no future alternative uses, they were classified as IPRD. The value allocated to projects identified as IPRD were charged to expense during the quarter ended March 31, 2000, the quarter in which the transaction closed. Such amount has, therefore, been reflected in the Covad's historical financial statements for the quarter ended March 31, 2000 but has been excluded from the Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations since such amount is non-recurring in nature.

     The nature of the efforts required to develop the purchased IPRD into commercially viable products principally relate to the completion of all planning, designing, prototyping, verification and testing activities that are necessary to establish that the products can be produced to meet their design specifications, including functions, features and technical performance requirements.

     In valuing the IPRD, Covad considered among other factors, the importance of each project to the overall development plan, the projected incremental cash flows from the projects when completed and any associated risks. The projected incremental cash flows were discounted back to their present value using a discount rate of 30%. This discount rate was determined after consideration of Covad's weighted average cost of capital and the weighted average return on assets. Associated risks include the inherent difficulties and uncertainties in completing each project and thereby achieving technological feasibility, anticipated levels of market acceptance and penetration, market growth rates and risks related to the impact of potential changes in future target markets.

     The IPRD relates to internally developed proprietary software used in its VISP business. This software has been designed with enhancements and upgrades continually underway. With respect to the acquired in-process technologies, the calculations of value were adjusted to reflect the value creation efforts of Laser Link prior to the closing date. The percent complete for the in-process technology is estimated to be 75%.

     Goodwill is determined based on the residual difference between the amount paid and the values assigned to identified tangible and intangible assets. Goodwill is being amortized on a straight line basis over its estimated useful life of five years.

2.   PRO FORMA NET LOSS PER SHARE

     The Covad Communications Group, Inc. Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the year ended December 31, 1999 and the three months ended March 31, 2000 have been prepared as if the combination of Covad, and Laser Link had occurred on January 1, 1999 and January 1, 2000, respectively. The pro forma basic and diluted net loss per share are based on the weighted average number of Covad common shares outstanding during each period and the actual number of Covad shares issued to acquired the outstanding Laser Link common shares. Outstanding stock options for Covad and Laser Link are not included in the computation of pro forma diluted net loss per share as their effect would be anti dilutive.

3.   PRO FORMA ADJUSTMENTS

     The Covad Communications Group, Inc. Unaudited Pro Forma Condensed Combined Consolidated Financial Statements give effect to the allocation of the total purchase cost to the assets and liabilities of Laser Link based on their relative fair values and to the amortization over the respective useful lives of amounts allocated to intangible assets.

     Intercompany transactions between Covad Communications Group, Inc. and Laser Link.Net, Inc. were insignificant.

     No pro forma adjustments were required to conform the accounting principles used by Laser Link to the accounting principles used by Covad.